UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2009 (June 9, 2009)

United Development Funding III, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53159	20-3269195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Municipal Way, Suite 100, Grapevine, Texas 76051
(Address of principal executive offices)
(Zip Code)

(214) 370-8960
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   □ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                      Material Modification to Rights of Security Holders.

At the special meeting of limited partners of United Development Funding III, L.P. (the “Partnership”) held on June 9, 2009, the Partnership’s limited partners approved the Second Amendment to Second Amended and Restated Agreement of Limited Partnership (the “Second Amendment”), which amends certain provisions of the Partnership’s Second Amended and Restated Agreement of Limited Partnership, as amended (the “Partnership Agreement”).  The Second Amendment was executed and adopted by the Partnership on June 9, 2009.  The following is a summary of the material amendments to the Partnership Agreement that are reflected in the Second Amendment.

Amendments to Sections 8.5 and 8.6

Pursuant to the Second Amendment, the preamble to Section 8.5 and the first paragraph of Section 8.6 have been revised to permit the Partnership to offer and sell units of limited partnership interest to limited partners pursuant to a distribution reinvestment plan in addition to the 17,500,000 units of limited partnership interest offered and sold to the public pursuant to the Partnership’s initial public offering.  The general partner has discretion to determine the number of units of limited partnership interest to be offered and sold to limited partners pursuant to a distribution reinvestment plan under a registration statement pursuant to the Securities Act of 1933, as amended.

Amendment to Section 8.9

Pursuant to the Second Amendment, the preamble to Section 8.9 has been revised to permit the Partnership to offer and sell units of limited partnership interest to limited partners pursuant to a distribution reinvestment plan in an offering subsequent to the Partnership’s initial public offering, under a registration statement pursuant to the Securities Act of 1933, as amended.  The general partner has the discretion to determine the terms and conditions of this subsequent offer and sale of units of limited partnership interest to limited partners pursuant to a distribution reinvestment plan.

Amendment to Section 13.5

Previously, Section 13.5 of the Partnership Agreement provided that the sale of units of limited partnership interest pursuant to the Partnership’s distribution reinvestment plan was subject to a 1% sales commission.  Pursuant to the Second Amendment, Section 13.5 has been revised to provide that the general partner shall have the discretion to reduce or eliminate the 1% sales commission that is payable with respect to sales of units pursuant to the Partnership’s distribution reinvestment plan.

The foregoing description of the amendments to the Partnership Agreement reflected in the Second Amendment is qualified in its entirety by reference to the Second Amendment, as approved by the Partnership’s limited partners on June 9, 2009 and executed and adopted by the Partnership on June 9, 2009, which has been filed as Exhibit 3.1 to this Form 8-K and is incorporated herein.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed in response to Item 601 of Regulation S-K are listed on the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Development Funding III, L.P.

By:	UMTH Land Development, L.P.
Its General Partner

By:	UMT Services, Inc.
Its General Partner

Dated:  June 10, 2009                                                                      By:   /s/ Hollis M. Greenlaw
Hollis M. Greenlaw
President and Chief Executive Officer

EXHIBIT INDEX

3.1	Second Amendment to Second Amended and Restated Agreement of Limited Partnership of United Development Funding III, L.P.